UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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BOLT TECHNOLOGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOLT TECHNOLOGY CORPORATION

Four Duke Place

Norwalk, Connecticut 06854

(203) 853-0700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 21, 2006

To the Stockholders of Bolt Technology Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BOLT TECHNOLOGY CORPORATION, a Connecticut corporation (the “Company”), will be held at the Doubletree Hotel, 789 Connecticut Avenue, Norwalk, Connecticut 06854, on Tuesday, November 21, 2006, at 10:00 A.M., Eastern Standard Time, for the following purposes:

1. To elect three (3) directors of the Company to hold office for a term of three (3) years and until their successors are duly elected and shall qualify.

2. To approve the adoption of the Bolt Technology Corporation 2006 Stock Option Plan.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 13, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY AT THEIR EARLIEST CONVENIENCE, EVEN IF THEY PLAN TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THIS PURPOSE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

JOSEPH MAYERICK, JR.,
Secretary

Dated: October 20, 2006

BOLT TECHNOLOGY CORPORATION

Four Duke Place

Norwalk, Connecticut 06854

(203) 853-0700

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 21, 2006

The accompanying proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Bolt Technology Corporation (the “Company”) to be held at the Doubletree Hotel, 789 Connecticut Avenue, Norwalk, Connecticut 06854, on Tuesday, November 21, 2006, at 10:00 A.M., Eastern Standard Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement, Notice of Annual Meeting and accompanying proxy card will be first given or mailed to stockholders is October 20, 2006.

Only stockholders of record of the Company’s Common Stock, without par value (the “Common Stock”), at the close of business on October 13, 2006 are entitled to notice of, and to vote the shares of Common Stock held by them on that date at, the Annual Meeting of Stockholders (the “Annual Meeting”) or any adjournments or postponements thereof. On October 13, 2006, there were issued and outstanding 5,587,917 shares of Common Stock, the holders of which are entitled to one vote per share on all matters.

A quorum for the Annual Meeting of Stockholders shall consist of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy.

Any stockholder giving a proxy is empowered to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder may still attend the meeting and vote in person, regardless of whether he has previously given a proxy, but presence at the meeting will not revoke his proxy unless such stockholder votes in person.

If the accompanying proxy card is properly completed, signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein.

Unless contrary instructions are given, the persons designated as proxies in the proxy card will vote (i) FOR the slate of nominees proposed by the Board of Directors, (ii) FOR approval of the adoption of the Bolt Technology Corporation 2006 Stock Option Plan (the “2006 Stock Option Plan”), and (iii) with regard to all other matters that may be properly brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the proxies.

Votes withheld, abstentions and broker non-votes (shares held by brokers or nominees that are present in person or represented by proxy but which are not voted on a particular matter because instructions have not been received from the beneficial owner) will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Directors will be elected by a plurality of votes present, in person or by proxy, at the Annual Meeting. The 2006 Stock Option Plan and all other matters that properly come before the Annual Meeting will be approved if the votes cast in favor of the matter exceed the votes cast in opposition to the matter. Votes withheld, abstentions and broker non-votes are not counted as a vote “in favor” or a vote “against” (i) the election of any director, (ii) adoption of the 2006 Stock Option Plan or (iii) any other such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities. Babson Capital Management LLC (“Babson”) and Cobbs Wharf Master Fund (“Cobbs”) are the only persons known to the Company or its management who beneficially owned as of October 13, 2006 more than five percent (5%) of the Company’s Common Stock. The information set forth in the following table and the remainder of this section is based on information contained in (i) the Schedule 13G and amendments thereto, filed by Babson with the Securities and Exchange Commission on March 8, 2006, and (ii) the Schedule 13G filed by Cobbs with the Securities and Exchange Commission on March 10, 2006.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class
Babson Capital Management LLC 470 Atlantic Avenue Boston, MA 02210-2208	567,046	10.15%

Cobbs Wharf Master Fund 470 Atlantic Avenue Boston, MA 02210-2208	390,200	6.98%

Babson is a Delaware limited liability company and owns more than 5% of the Company’s Common Stock on behalf of Cobbs Wharf Fund LLC Goldman. Cobbs is a partnership organized in the Grand Cayman, BWI.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth all equity securities of the Company beneficially owned as of October 13, 2006 by (i) each director and nominee, (ii) each executive officer named in the Summary Compensation Table below, and (iii) all directors and executive officers as a group. Except as otherwise indicated, all beneficial ownership reflected in the table represents sole voting and investment power as to the shares of Common Stock listed.

Name	Amount of Shares of Common Stock Owned/Nature of Ownership(1)		Options Exercisable(2)	Total	Percent of Total Class(3)
Kevin M. Conlisk	12,000		3,000	15,000	*
Joseph Espeso	49,469	(4)	7,214	56,683	1%
Michael H. Flynn	1,000		3,000	4,000	*
George R. Kabureck	1,000		3,000	4,000	*
Joseph Mayerick, Jr.	47,561	(5)	7,214	54,775	*
Stephen F. Ryan	—		—	—	—
Gerald H. Shaff	64,000		—	64,000	1.1%
Gerald A. Smith	20,033	(6)	3,000	23,033	*
Raymond M. Soto	65,210		75,000	140,210	2.5%
All Executive Officers and Directors as a Group	260,273		101,428	361,701	6.4%

*	Less than 1% of the Company’s outstanding Common Stock.
(1)	Includes 5,000 shares, 700 shares, 2,000 shares, 3,000 shares and 1,875 shares held by the wives of Messrs. Conlisk, Espeso, Shaff, Smith and Soto, respectively, or an aggregate of 12,575 shares owned by the wives of all directors and officers as a group, as to which such directors and officers disclaim beneficial ownership.
(2)	Represents shares subject to stock options granted under the Company’s 1993 Stock Option Plan that officers and directors may acquire within 60 days upon exercise of stock options.
(3)	The percentages represent the total of shares listed in columns (1) and (2) divided by the Company’s issued and outstanding shares of Common Stock as of October 13, 2006 plus all shares subject to stock options granted to the individual or group, as appropriate, under the Company’s 1993 Stock Option Plan, that may be acquired within 60 days.
(4)	Mr. Espeso has shared voting and investment power with his wife with respect to 47,069 shares.
(5)	Represents shared voting power with Mr. Mayerick’s wife.
(6)	Includes 12,000 shares owned by a trust to which Mr. Smith disclaims beneficial ownership.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with the Company’s Certificate of Incorporation and By-Laws, the Board of Directors is divided into three (3) classes, with the directors in each class elected at successive annual meetings for three (3) year terms. The Company’s Board currently consists of nine (9) members, all of whom are elected by the holders of the Common Stock.

The three (3) directors whose terms are expiring at the Annual Meeting are Michael H. Flynn, George R. Kabureck and Raymond M. Soto. The Nominating Committee has recommended for nomination, and the Board of Directors has nominated, Michael H. Flynn, George R. Kabureck and Raymond M. Soto to stand for election at the Annual Meeting in the class of directors whose term expires at the Company’s Annual Meeting of Stockholders in 2009. Mr. Soto has served as a director of the Company since 1979, and Messrs. Flynn and Kabureck have served as directors of the Company since 2002.

At the Annual Meeting, the accompanying proxy, if properly completed, executed and returned, will be voted (absent contrary instructions) in favor of electing these three (3) nominees as directors. Should any one or all of these nominees become unable to accept nomination or election, which the Board of Directors has no reason to believe will be the case, the persons named in the enclosed form of proxy will vote for the election of such person or persons as the Nominating Committee may recommend for nomination and the Board of Directors may nominate. The other persons listed below will continue in office as directors until the expiration of their terms and until their successors are duly elected and shall qualify.

The Board of Directors recommends a vote “FOR” the slate of nominees described below.

The following table sets forth the name, age and principal occupation for the past five (5) years of, and certain other information for, each of the nominees for election as a director and each of the incumbent directors of the Company.

Name, Age and Positions, if any, with the Company	Business Experience During Past 5 Years	Director Since
Nominees for Term Expiring in 2009:

Michael H. Flynn, 68, Director	Director of Connecticut Community Bank N.A., formed by the merger of Westport National Bank and Greenwich Bank and Trust Co., since December 2003. Retired in 2006 as Vice Chairman of Connecticut Community Bank N.A. President of Associated Community Bancorp, Inc. and Chairman of its subsidiary, Westport National Bank, from 2002 through December 2003. President and Chief Executive Officer of Westport National Bank from 1997 through December 2003. Director of Yale-New Haven Hospital since 2002 and Yale-New Haven Health System since 1996.	2002

Name, Age and Positions, if any, with the Company	Business Experience During Past 5 Years	Director Since
George R. Kabureck, 67, Director	Senior Vice President—Administration of Norwalk Hospital for more than five years until retiring in September 2001.	2002

Raymond M. Soto, 67, Chairman, President, Chief Executive Officer and Director	President and Chief Executive Officer of the Company since 1990, and Chairman of the Company since 1997.	1979

Directors Elected for Term Expiring in 2007:

Joseph Espeso, 64, Senior Vice President—Finance, Chief Financial Officer and Director	Senior Vice President—Finance and Chief Financial Officer of the Company since October 2001.	1999

Stephen F. Ryan, 71, Director	Retired in 2001 from Selas Corporation of America (now known as IntriCon Corporation), a diversified international firm engaged in the design, development, engineering and manufacturing of industrial products, where he served as Chairman for three years and President, Chief Executive Officer and Director for thirteen years.	2004

Gerald H. Shaff, 73, Director	President and Chief Executive Officer of Custom Products Corporation, a wholly-owned subsidiary of the Company, for more than five years.	1998

Directors Elected for Term Expiring in 2008:

Kevin M. Conlisk, 61, Director	A Principal and Chief Financial Officer of Alinabal Holdings Corporation, a diversified manufacturer of industrial products, for more than five years.	1996

Joseph Mayerick, Jr., 64, Senior Vice President—Marketing, Secretary and Director	Senior Vice President—Marketing of the Company since 1991.	1993

Gerald A. Smith, 60, Director	Chief Executive Officer of Fiserv Lending Solutions, a division of Fiserv, Inc., an independent, full service provider of integrated data processing and information management systems to the financial industry, for more than five years.	1993

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS

During the fiscal year ended June 30, 2006, the Board of Directors held seven (7) Board meetings and seven (7) Committee meetings. No director attended fewer than 75% of the total number of meetings of the Board and of the Committees of which he is a member. The Board of Directors has determined that the following members of the Board are “independent” in accordance with the American Stock Exchange Listing Standards, Policies and Requirements: Kevin M. Conlisk, Michael H. Flynn, George R. Kabureck, Stephen F. Ryan and Gerald A. Smith. During the fiscal year ended June 30, 2006, the independent members of the Board of Directors held one (1) meeting without the inside members present.

The Board of Directors has adopted a policy encouraging its members to attend the Company’s Annual Meeting of Stockholders. All of the Company’s directors attended the Company’s 2005 Annual Meeting of Stockholders.

Information on Committees of the Board of Directors

The standing committees of the Board of Directors are the Audit Committee, the Executive Compensation Committee and the Nominating Committee.

The Audit Committee is a committee of the Board of Directors established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including approval in advance of all audit and non-audit services (except as permitted by law) provided to the Company by independent accountants, selection of the independent accountants to perform the annual audit of the Company, review and discussion with the independent accountants of the plan for and the results of the annual audit, and review of the Company’s internal controls and accounting system. The current members of the Audit Committee are Kevin M. Conlisk (Chairman), George R. Kabureck, Stephen F. Ryan and Gerald A. Smith. The Board of Directors has determined that each member of the Audit Committee is “independent” in accordance with the American Stock Exchange Listing Standards, Policies and Requirements. The Board of Directors has also determined that each member of the Audit Committee is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission. The Audit Committee held four (4) meetings during fiscal year 2006. The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually. A copy of the Audit Committee charter is provided as Appendix A to this Proxy Statement.

The Executive Compensation Committee oversees the Company’s executive compensation programs and establishes its executive compensation policies. The current members of the Executive Compensation Committee are George R. Kabureck (Chairman), Michael H. Flynn and Gerald A. Smith. The Executive Compensation Committee held two (2) meetings during fiscal year 2006.

The Nominating Committee is primarily responsible for identifying individuals qualified to become directors of the Company and recommending to the Board of Directors candidates to fill vacancies on the Board or to stand for election to the Board by the stockholders. The current members of the Nominating Committee are Michael H. Flynn (Chairman), Kevin M. Conlisk, George R. Kabureck, Stephen F. Ryan and Gerald A. Smith.

The Board of Directors has determined that all members of the Nominating Committee are “independent” in accordance with the American Stock Exchange Listing Standards, Policies and Requirements. The Nominating Committee held one (1) meeting during fiscal year 2006. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which was annexed as Appendix A to the Company’s Proxy Statement for the 2004 Annual Meeting of Stockholders in lieu of providing it on the Company’s website.

The Nominating Committee will consider persons recommended by stockholders for inclusion as nominees for election to the Board of Directors. The Nominating Committee expects to identify nominees to serve as directors of the Company primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and stockholders. The Nominating Committee has not established specific minimum qualifications for recommended nominees. However, as a matter of practice, the Nominating Committee considers recommended nominees for director based on criteria approved by the Board of Directors, some of which may include their integrity, judgment, independence, financial and business experience and their ability to represent and act on behalf of all stockholders, as well as the extent to which the nominee would fill a present need on the Board. Consideration of new Board nominee candidates typically involves internal discussions, identification of potential candidates and interviews with selected candidates. Stockholder recommendations will be evaluated in the same manner as any other recommendations received.

For the 2007 Annual Meeting of Stockholders, the Nominating Committee will consider persons recommended by stockholders for inclusion as nominees for election to the Board of Directors that are submitted to the Secretary of the Company no later than June 22, 2007. Stockholder recommendations must be signed, dated and sent to the Office of the Secretary at the Company’s offices at Four Duke Place, Norwalk, Connecticut 06854, and must include the following information: (i) the name and address of the stockholder making the recommendation; (ii) proof that the stockholder was the stockholder of record, and/or beneficial owner, of the Company’s Common Stock as of the date of the letter; (iii) the name, address and resume and biographical information of the recommended nominee, information regarding the recommended nominee’s qualifications, and such other information as is required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission; and (iv) the written consent of the recommended nominee to serve as a director of the Company if so nominated and elected.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements for the fiscal year ended June 30, 2006 with management and McGladrey & Pullen, LLP, the Company’s independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Company’s independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed the independent accountants’ independence with the independent accountants.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 filed with the Securities and Exchange Commission.

The Audit Committee also reviewed the fees paid to McGladrey & Pullen, LLP during fiscal year 2006 and determined that the services provided by McGladrey & Pullen, LLP are compatible with maintaining its independence.

Audit Committee

Kevin M. Conlisk, Chairman

George R. Kabureck

Stephen F. Ryan

Gerald A. Smith

MANAGEMENT

Directors and Executive Officers

The directors and executive officers of the Company are as follows:

Name	Position

Raymond M. Soto	Chairman of the Board, President, Chief Executive Officer and Director
Joseph Espeso	Senior Vice President—Finance, Chief Financial Officer and Director
Joseph Mayerick, Jr.	Senior Vice President—Marketing, Secretary and Director
Kevin M. Conlisk	Director(1)(3)
Michael H. Flynn	Director(2)(3)
George R. Kabureck	Director(1)(2)(3)
Stephen F. Ryan	Director(1)(3)
Gerald H. Shaff	Director
Gerald A. Smith	Director(1)(2)(3)

(1)	Member of the Audit Committee
(2)	Member of the Executive Compensation Committee
(3)	Member of the Nominating Committee

See “Election of Directors” for biographies of each director and executive officer.

Code of Ethics

The Board of Directors has adopted a Code of Ethics applicable to the Company’s directors, officers and employees. The Code of Ethics is available on the Company’s website at www.bolt-technology.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Gerald H. Shaff, a director of the Company and the President of the Company’s wholly-owned subsidiary, Custom Products Corporation, has a two-year employment contract with Custom Products Corporation, effective January 1, 2005, pursuant to which he receives an annual salary of not less than $170,000. For the fiscal year ended June 30, 2006, Mr. Shaff was paid a salary of $180,000 and a discretionary bonus of $5,000. He also received a $5,545 matching contribution paid to his account under the Company’s 401(k) Savings Plan.

EXECUTIVE COMPENSATION

The following table sets forth, for the Company’s last three (3) fiscal years, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company’s Chief Executive Officer and each of the Company’s other named executive officers:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation				Long Term Compensation	All Other Compensation($)(1)(2)(3)
		Salary($)	Bonus($)	Other Annual Compensation($)		Securities Underlying Stock Options(#)
Raymond M. Soto Chairman, President and Chief Executive Officer	2006 2005 2004	319,400 304,224 289,740	375,000 188,775 —	(4 (4 (4	) ) )	— — —	46,928 45,385 45,881

Joseph Espeso Senior Vice President— Finance and Chief Financial Officer	2006 2005 2004	197,000 192,000 185,400	115,000 49,538 —	(4 (4 (4	) ) )	— — —	9,315 8,483 6,530

Joseph Mayerick, Jr. Senior Vice President— Marketing and Secretary	2006 2005 2004	197,000 192,000 185,400	115,000 57,538 —	(4 (4 (4	) ) )	— — —	22,346 19,626 22,626

(1)	Includes matching contribution paid by the Company under the Company’s 401(k) Savings Plan. The matching contribution made to the named executive officer’s account for fiscal year 2006 was as follows: Mr. Soto, $6,528 and Mr. Espeso, $6,315.
(2)	Includes the value of Company-paid whole life insurance policies on Messrs. Soto and Mayerick. The named executive has the right to designate the beneficiary and in the event of termination of employment, for any reason, ownership of the policy transfers to the named executive. The value of this benefit in fiscal year 2006 was $36,800 for Mr. Soto and $19,626 for Mr. Mayerick.
(3)	Includes reimbursement for medical expenses in fiscal year 2006 in the amount of $3,600 for Mr. Soto, $3,000 for Mr. Espeso and $2,720 for Mr. Mayerick.
(4)	Perquisites that do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for a named executive officer have been omitted.

Employment Agreement

The Company has an employment agreement with Mr. Soto in effect through June 30, 2009, subject to extension. The agreement provides for, among other things, a base annual salary of $335,412 for fiscal year 2007, subject to adjustment, and a discretionary bonus to be determined from time-to-time by the Board of Directors. Pursuant to the employment agreement, the Company must also maintain a life insurance policy for the benefit of Mr. Soto. The employment agreement will terminate in the event of Mr. Soto’s death and may be terminated by the Company in the event of Mr. Soto’s disability or for cause (as defined therein). Mr. Soto may terminate his employment for Good Reason, which includes (i) certain changes in Mr. Soto’s duties and responsibilities; (ii) the relocation of Mr. Soto’s principal place of employment; or (iii) the occurrence of a “defined corporate change,” as defined in the employment agreement. If Mr. Soto terminates his employment for Good Reason, he will be entitled to receive all sums which would have become payable to him under the employment agreement during the three-year period following the date of such termination. This sum includes base salary and a performance bonus based on the average of the three (3) highest such bonuses paid during the five (5) fiscal years preceding the date of termination. Except as described above with respect to Mr. Soto’s employment agreement, the executive officers of the Company do not have specified terms in office.

Severance Compensation Plan

The Company has a Severance Compensation Plan which provides for special severance benefits to employees designated by the Board in the event of their termination, for whatever reason, during the 24-month period following (i) a change of control of the Company, including the acquisition by any person or group of beneficial ownership of 30% of the Company’s outstanding shares, or a change in the composition of the Board during any two (2) year period resulting in a majority turnover where election or nomination of the new directors was not approved by at least two-thirds of the directors then in office who were directors at the beginning of such period, or (ii) approval by the Company’s stockholders of (A) the Company’s merger or consolidation where the Company is not the surviving corporation or (B) the Company’s sale or disposal of all or substantially all of the Company’s assets (including a plan of liquidation). The benefit, which is payable within ten (10) days of termination of employment, shall (as pre-designated by the Board) equal two or three times (i) such employee’s current base salary, (ii) the average of such employee’s bonuses in the three (3) highest years during the five (5) year period prior to termination, and (iii) certain annual medical insurance premiums previously paid by the Company for the benefit of such employee; provided, however, such total amount may not exceed the maximum amount that may be paid without incurring the adverse tax consequences imposed upon such benefits by the Internal Revenue Code. In certain circumstances, the Severance Compensation Plan may be amended or terminated by the Board. In fiscal year 2006, Messrs. Espeso and Mayerick were the only participants in this plan.

Directors’ Compensation

In fiscal year 2006, non-employee directors received an annual director’s fee of $8,000 ($15,000 for the Chairman of the Audit Committee), a fee of $1,500 for attendance at each meeting of the Board of Directors and a fee of $750 for each committee meeting attended. Directors who are also employees of the Company receive no additional compensation for their service as a director.

Under the Bolt Technology Corporation 1993 Stock Option Plan, each non-employee director, when elected a director by the stockholders, received an option to purchase 3,000 shares of the Common Stock of the

Company subject to the terms and conditions of the 1993 Stock Option Plan. Under the terms of the 1993 Stock Option Plan, no options can be granted subsequent to June 30, 2003, but options granted prior to that date shall remain in effect until such options have been exercised or terminated in accordance with the 1993 Stock Option Plan and the terms of such options.

Stock Option Exercises and Holdings

The following table sets forth information related to stock options exercised by the Chief Executive Officer and the other executive officers named in the Summary Compensation Table above during fiscal year 2006, and the number and value of unexercised options held by such individuals at June 30, 2006.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Raymond M. Soto	—	—	75,000	—	676,500	—
Joseph Espeso	32,786	359,007	7,214	—	65,070	—
Joseph Mayerick, Jr.	—	—	40,000	—	360,800	—

(1)	Based on the closing market price of a share of Common Stock on June 30, 2006 of $12.07.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

McGladrey & Pullen, LLP (“McGladrey”) served as the Company’s independent accountants for the year ending June 30, 2006. Representatives of McGladrey will be present at the Annual Meeting of Stockholders, with the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders.

The Audit Committee is expected to select the Company’s independent accountants for the fiscal year ending June 30, 2007 no later than March 2007, in accordance with the Company’s past practice to make such selection in the spring of each fiscal year.

Audit and Non-Audit Fees

The following table sets forth fees billed to the Company by McGladrey for the fiscal years ended June 30, 2006 and 2005:

	2006	2005
Audit Fees	$153,000	$126,500
Audit-Related Fees	12,000	13,568
Tax Fees	—	—
All Other Fees	—	—

Audit Fees include fees billed for the audit of the Company’s consolidated financial statements included in the Company’s annual report on Form 10-K and reviews of unaudited financial statements included in the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees in fiscal 2006 relate to fees billed for assistance in connection the Company’s filing of a Registration Statement on Form S-8, relating to the offering of up to 292,975 shares of common stock, without par value, of the Company pursuant to the Bolt Technology Corporation Amended and Restated 1993 Stock Option Plan. Audit-Related Fees in fiscal 2005 relate to fees billed for assistance in connection with responses to Securities and Exchange Commission questions and the Securities and Exchange Commission informal inquiry described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006.

Audit Committee Pre-Approval Policy

The Audit Committee must approve in advance all audit and non-audit services (except as permitted by law) provided to the Company by independent accountants.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has established procedures for stockholders to send communications regarding issues or concerns with respect to the Company’s business or the functions of the Board of Directors directly to the Company’s Board of Directors. Stockholders may communicate with the Board of Directors as a group or individually by writing to: The Office of the Secretary at the Company’s offices at Four Duke Place, Norwalk, Connecticut 06854. The mailing envelope must contain a clear notation indicating that the enclosed mailing is a “Stockholder-Board Communication” or “Stockholder-Director Communication,” as the case may be. All such letters must identify the author as a stockholder of the Company and, if the letter is a “Stockholder-Director Communication,” clearly state the name or names of the intended director recipients. If not adequately set forth in the letter, the Secretary may require reasonable evidence that a communication is made by a stockholder of the Company before transmitting the communication to the Board of Directors or individual director. If a stockholder wishes the communication to be confidential, the stockholder must clearly indicate on the envelope that the communication is “Confidential.” Stockholder communications will be forwarded by the Secretary to the Chairman of the Board of Directors for distribution to the Board of Directors at the next regularly scheduled meeting of the Board of Directors or at such earlier time as the Chairman deems appropriate, or to the individual director(s) identified.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons owning more than 10% of the Company’s Common Stock (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of copies of these filings received by the Company, the Company believes that such Reporting Persons complied with all Section 16(a) filing requirements applicable to Reporting Persons during the fiscal year ended June 30, 2006.

PROPOSAL 2

APPROVAL OF THE BOLT TECHNOLOGY CORPORATION

2006 STOCK OPTION PLAN

On September 28, 2006 the Board of Directors voted to approve and recommend that the Company’s stockholders approve the adoption of the Bolt Technology Corporation 2006 Stock Option Plan (the “2006 Stock Option Plan”). The Board of Directors believes stock options are an important component of the Company’s overall compensation and incentive strategy for employees, directors and officers.

The Board of Directors recommends a vote “FOR” approval of the 2006 Stock Option Plan.

Description of the Plan

The following description of the 2006 Stock Option Plan is qualified in its entirety by reference to the text of the 2006 Stock Option Plan, a copy of which is attached to this Proxy Statement as Appendix B.

The purpose of the 2006 Stock Option Plan is to (i) provide employees, directors and officers of the Company and its subsidiaries with an additional incentive to use maximum efforts for the future success of Bolt and its subsidiaries, and (ii) enhance the ability of the Company and its subsidiaries to attract, retain and motivate individuals upon whom the Company’s sustained growth and financial success depends by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company.

The number of shares that may be issued pursuant to options will not exceed, in the aggregate, 500,000 shares of Common Stock, no par value, of the Company, subject to adjustment on changes in capitalization of the Company. The shares will be issued from authorized and unissued or reacquired Common Stock (including shares repurchased by the Company). The market value of the 500,000 shares of the Company’s Common Stock subject to the 2006 Stock Option Plan was approximately $13.75 per share at October 5, 2006. No options shall be granted under the 2006 Stock Option Plan after June 30, 2016, provided, however, that all options granted under the 2006 Stock Option Plan prior to such date shall remain in effect until such options have been exercised or terminated in accordance with the 2006 Stock Option Plan and the terms of such options.

The 2006 Stock Option Plan provides for the grant of options to directors, officers and employees of the Company and its subsidiaries. As of October 5, 2006, the Company had approximately 100 employees (including officers and employee directors) and 5 non-employee directors, all of whom would be eligible to participate in the 2006 Stock Option Plan. Options granted may either be incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code (“ISOs”), or non-qualified or compensatory stock options (“NQSOs”), or a combination of ISOs and NQSOs, provided however, that no ISOs may be granted to non-employee directors.

The 2006 Stock Option Plan will generally be administered by a committee composed of two or more non-employee directors designated by the Board of Directors. If the Board of Directors does not designate such a committee, then the committee administering the 2006 Stock Option Plan will be the Board of Directors in its entirety. The committee will have the power to determine eligibility and which eligible persons shall receive options, the type, number, amount and terms of options, any vesting or other provisions, and otherwise generally to administer and interpret the 2006 Stock Option Plan. The Stock Option Plan confers broad discretionary powers on the committee and provides for exculpation and indemnification with respect to the actions of the members of the committee.

No option shall be exercisable during the one (1) year period ending on the first (1st) anniversary date of the granting of the option. The purchase price of Common Stock acquired pursuant to the exercise of an option shall be paid by cash, check, previously acquired Common Stock of the Company, shares of the Company’s Common Stock to be issued upon exercise of such option or in any other form of legal consideration acceptable to the committee. The option price for the shares will generally be, and in no event ever be less than, the fair market value of the Company’s Common Stock on the date of the option grant.

The term of each option will be no longer than ten (10) years from the date of grant. Unless otherwise provided by the committee, if an optionee other than a non-employee director is terminated (i) due to retirement or disability, each option granted to such optionee will generally expire three (3) months from the date of termination, (ii) due to death, each option granted to such optionee will expire fifteen (15) months from the date of his death, or (iii) by reason other than retirement, disability or death, immediately upon the date of termination. Options granted to non-employee directors by reason of their election to serve as directors will generally expire thirty (30) days from the date of termination of their service. All options granted will expire upon the date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company or a change of control.

Immediately following the consummation of a change of control, all outstanding options will terminate and cease to be outstanding, except to the extent assumed by a successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of any agreement governing a change of control. If options terminate and are not assumed in connection with a change of control, all holders of such options will receive the same consideration that stockholders receive upon such change of control to the extent that such options are vested immediately prior to such change of control reduced by the option price such optionee would have had to pay upon the exercise of their respective options and any applicable withholding taxes. The committee may provide for full or partial vesting of any outstanding option prior to a change of control at the time of grant in the option documents or unilaterally after the date of grant.

The 2006 Stock Option Plan provides that each non-employee director of the Company elected a director by the stockholders of the Company at the Company’s Annual Meeting of Stockholders held in 2006 and in years thereafter ending with the year 2015, will be granted options to purchase 5,000 shares of the Company’s Common Stock on the date of his or her election to the Board and each year of election thereafter. In addition, the current non-employee directors who were directors elected at the Company’s Annual Meetings of Stockholders held in 2003, 2004 and 2005 will be granted an aggregate of options for 15,000 shares, comprised of 3,000 shares to each of Messrs. Flynn and Kabureck (elected in 2003), Mr. Ryan (elected in 2004), and Messrs. Conlisk and Smith (elected in 2005). Each option granted to a non-employee director shall have an option term of five (5) years from the date it is granted and shall be first exercisable with respect to twenty-five percent (25%) of the shares covered under the grant in each of the second (2nd) through fifth (5th) year of its term. Additional options may be granted to non-employee directors at the discretion of the committee.

The Board of Directors may amend, suspend or terminate the 2006 Stock Option Plan, but no such amendment or termination will be made which would adversely affect any outstanding options without the written consent of the affected optionees. In addition, to the extent necessary to comply with Section 422 of the Code, Section 16b-3 under the Exchange Act or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Company’s Common Stock is then listed, the Company will obtain stockholder approval of any 2006 Stock Option Plan amendment or termination.

Unless sooner terminated by the Board of Directors, the 2006 Stock Option Plan will automatically terminate September 27, 2016; provided however, that all applicable provisions with respect to options granted prior to such termination will remain in effect until all the outstanding options have been exercised or expired.

The 2006 Stock Option Plan was approved by the Board of Directors on September 28, 2006. The 2006 Stock Option Plan is conditioned on the approval of the stockholders of the Company within twelve (12) months after the date the 2006 Stock Option Plan was so approved by the Board of Directors. No options will be granted under the 2006 Stock Option Plan prior to such stockholder approval.

New Plan Benefits

All employees, officers and directors will be eligible to receive options, as determined by the committee. It is not possible to determine the benefits or amounts that will be received by or allocated under the 2006 Stock Option Plan to the directors, officers and employees because such option grants are made at the discretion of the committee and, except with respect to non-employee directors, no specific determinations have been made regarding the timing, recipients, size or terms of the individual grants. Moreover, because the dollar amount of benefits to non-employee directors depend on the fair market value of the Company’s Common Stock at various future dates, it is impossible to determine the benefits to be received by such non-employee directors.

As described above, the 2006 Stock Option Plan provides for each non-employee director to receive (i) options for 3,000 shares upon approval of the 2006 Stock Option Plan by the Company’s stockholders for each non-employee director who was elected in 2003, 2004 or 2005 and (ii) options for 5,000 shares upon election as a director in 2006 and each year of election thereafter. The following table shows the effect of those grants to non-employee directors as of the date of the 2006 Annual Meeting of Stockholders, subject to election of the directors and approval of the 2006 Stock Option Plan by the Company’s stockholders at the Annual Meeting.

New Plan Benefits 2006 Stock Option Plan
Recipients	Options to be Granted
Non-Employee Director Group	25,000

Federal Income Tax Consequences

Any U.S. federal tax advice contained in this Proxy Statement is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code. The following was written to support the “promoting or marketing” (within the meaning of the Internal Revenue Service Circular 230) of the 2006 Stock Option Plan.

The following provides a general description of the applicable federal income tax laws to the options to be granted under the 2006 Stock Option Plan. This discussion is intended for the information of the stockholders for considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2006 Stock Option Plan. The summary does not address the effects of other federal taxes or taxes imposed by state, local or foreign tax laws.

Incentive Stock Options. An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. However, the exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the shares within two (2) years after the date of the grant of the ISO and has held the shares for at least one (1) year after the date of exercise (a “qualifying disposition”). The holding period requirements are waived upon the death of an optionee. The Company is not entitled to a federal income tax deduction in the event of a qualifying disposition.

If an optionee sells ISO shares before having held them for at least one (1) year after the date of exercise and two (2) years after the date of grant (a “disqualifying disposition”), the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of a disqualifying disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disqualifying disposition.

Nonqualified Stock Options. In general, an optionee does not recognize taxable income upon the grant of an NQSOs. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSOs on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the option.

Million Dollar Deduction Limit. Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement (a “Covered Employee”). The Company does not currently have any qualifying Covered Employees; however, if in the future it does have qualifying Covered Employee(s), there are certain exemptions with which the Company might elect to comply.

Compliance with Deferred Compensation Provisions of American Jobs Creation Act. The American Jobs Creation Act of 2004 added new Section 409A of the Code. Section 409A imposes penalty taxes and interest charges on employees who receive certain deferred compensation that does not meet the requirements of Section 409A. The Company intends that awards under the Plan will meet the requirements of Section 409A, but no assurance can be made in this regard.

Withholding Taxes. Options granted to participants under the 2006 Stock Option Plan may be subject to federal, state and local income tax and employment tax withholding obligations, and the Company will comply with any requirements to withhold such taxes.

Required Vote

The 2006 Stock Option Plan will be approved if the votes cast in favor exceed the votes cast in opposition.

STOCKHOLDERS’ PROPOSALS

In order to be considered for inclusion in the Company’s proxy statement and form of proxy for next year’s Annual Meeting of Stockholders, any proposals by stockholders intended to be presented at the 2007 Annual Meeting of Stockholders must be received at the Company’s offices at Four Duke Place, Norwalk, Connecticut 06854 on or before June 22, 2007.

In addition, if a stockholder intends to present a proposal at the Company’s 2007 Annual Meeting of Stockholders without inclusion of that proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before September 5, 2007, proxies solicited by the Board of Directors for the 2007 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal at the meeting.

OTHER MATTERS

The Board of Directors does not know of any matters that may come before the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. However, if any other matters properly come before the Annual Meeting of Stockholders, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or facsimile, by regular employees of the Company or others affiliated with the Company. The Company may engage a proxy solicitation firm to assist in the solicitation of proxies and the cost, if any, for such service will be paid by the Company. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses in sending or forwarding proxy material to principals.

All stockholders are urged to execute, date and return promptly the enclosed form of proxy in the enclosed return envelope, regardless of whether they intend to be present in person at the Annual Meeting.

By Order of the Board of Directors

JOSEPH MAYERICK, JR.
Secretary

Norwalk, Connecticut

Dated: October 20, 2006

APPENDIX A

BOLT TECHNOLOGY CORPORATION

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

The Audit Committee (the “Committee”) shall consist of at least three members who at all times shall be members of the Board of Directors, all of whom, individually and as a group meet all applicable independence and experience qualifications as required by law, including without limitation, the Securities Exchange Act of 1934, as amended, and any regulations promulgated thereunder, as well as the bylaws and regulations of the American Stock Exchange. The members of the Committee shall be designated by resolution of the Board of Directors, each such member to serve until he is no longer a director or until removed and a successor is elected by the Board of Directors, whichever shall first occur.

The Committee is empowered and directed to:

GENERAL

1.	Provide an open avenue of communication between the independent auditor and the Board of Directors.

2.	Meet as frequently as circumstances require, and as required by law or the bylaws or regulations of the American Stock Exchange. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3.	Confirm and assure the independence of the independent auditor as required by law, as well as the bylaws or regulations of the American Stock Exchange, which shall include taking the following actions:

(a)	Receive from the independent auditor a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1.

(b)	Have discussions with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor.

(c)	Take, or recommend to the Board of Directors that it take, appropriate action to oversee the independence of the outside auditors.

4.	Review with the independent auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

5.	Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6.	Consider and review with the independent auditor:

(a)	The adequacy of the Company’s and related entities’ internal controls including computerized information system controls and security.

(b)	Related findings and recommendations of the independent auditor together with any actions taken by management.

7.	Consider and review with management and the independent auditor:

(a)	Significant findings during the year, including the status of previous audit recommendations.

(b)	Any difficulties encountered in the course of audit work including any restrictions on the scope or activities or access to required information.

8.	Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

9.	Report periodically to the Board of Directors on significant results of the foregoing activities.

10.	Instruct the independent auditor of its ultimate accountability to the Board of Directors and to the Committee as the stockholders’ representative, and exercise the Committee’s authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor.

11.	Oversee as appropriate or otherwise required, any outside accounting firms that the Company may retain, and cause all such outside accounting firms to report directly to the Committee with respect to its audit and auditing services, and other services as appropriate.

12.	Engage independent counsel and other advisors as it determines necessary to carry out its duties.

13.	Perform such other duties required to be performed by the Committee pursuant to law, as well as the bylaws or regulations of the American Stock Exchange.

14.	Perform other duties as the Board of Directors may from time to time assign to it.

CONTINUOUS ACTIVITIES

1.	Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2.	Provide that financial management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

3.	Inquire as to the auditor’s independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

4.	Inquire as to the auditor’s views about whether management choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

5.	Determine, in regard to new transactions or events, the auditor’s reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

6.	Assure that the auditor’s reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

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7.	Inquire as to the auditor’s views about how the Company’s choices of accounting principles and disclosure practices may affect public views and attitudes about the Company.

SCHEDULED ACTIVITIES

1.	Appoint the independent auditor, approve in advance all auditing services and non-audit services (other than as permitted by law) provided to the Company by the independent auditor, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditor.

2.	Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor.

3.	Review with management and the independent auditor, the results of annual audits and related comments including:

(a)	The independent auditor’s audit of the Company’s annual financial statements, accompanying footnotes and its report thereon.

(b)	Any significant changes required in the independent auditor’s audit plans.

(c)	Any difficulties or disputes with management encountered during the course of the audit.

(d)	Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

4.	Review and update the Committee’s Charter annually.

OTHER OVERSIGHT ACTIVITIES

1.	Review and approve requests for any management consulting engagement to be performed by the Company’s independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

2.	Review with Company counsel or other legal counsel legal and regulatory matters that may have a material impact on the Company’s and related entities financial statements, compliance policies and programs.

3.	Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist it in the conduct of any investigation.

4.	Provide an avenue of communication for any complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as any confidential anonymous employee concerns regarding questionable accounting or auditing practices.

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APPENDIX B

BOLT TECHNOLOGY CORPORATION

2006 STOCK OPTION PLAN

1.	Purpose. The purpose of the Bolt Technology Corporation 2006 Stock Option Plan (the “Plan”) is to recognize the contributions made by Employees and Directors of Bolt Technology Corporation (the “Company”) or a Subsidiary and to provide such persons with an additional incentive to use maximum efforts for the future success of the Company and any Subsidiary and to enhance the ability of the Company or a Subsidiary to attract, retain and motivate individuals upon whom the Company’s sustained growth and financial success depend by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire Common Stock.

2.	Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

“Board” or “Board of Directors” means the Board of Directors of the Company duly elected by the shareholders of the Company.

“Change of Control” means the earliest to occur of any of the following events: (i) the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary; (ii) the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a merger, plan of reorganization, consolidation or share exchange with any other entity, and immediately following such a transaction the holders of the voting securities of the Company or such surviving entity immediately prior to such transaction hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity immediately after such transaction; or (iii) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, as amended, other than the Company or any of its Subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding Shares of the Company’s Common Stock; provided, however, that as to any award under the Plan that consists of deferred compensation subject to Section 409A of the Code, the definition of “Change of Control” shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Board of Directors, or a committee of the Board of Directors appointed in accordance with Section 3 of the Plan, when acting in connection with the administration of the Plan.

“Common Stock” means the common stock, no par value, of the Company.

“Company” means Bolt Technology Corporation, a Connecticut corporation.

“Continuous Service” means that the Optionee’s service with the Company or a Subsidiary, whether as an Employee or Director, is not interrupted or terminated. The Optionee’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders service to the Company or a Subsidiary as an Employee or Director or a change in the entity for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee’s Continuous Service. For example, a change in status from an Employee of the Company to a Director will not constitute an interruption of Continuous Service. Notwithstanding the foregoing, an Optionee’s Continuous Service shall be deemed to have terminated with respect to all Incentive Stock Options granted to such Optionee on such date as such Optionee’s Continuous Service as an Employee terminates. To the extent permitted by law and any leave of absence policy of the Company, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave; provided, however, an Optionee’s Continuous Service shall not be deemed to have been terminated because of an approved leave of absence from active service with the Company or a Subsidiary on account of temporary illness, authorized vacation, or granted for reasons of professional advancement, education, health, or government service, or during military leave for any period that is required by the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended (“USERRA”) (if the Optionee returns to active service with the Company or a Subsidiary within the period required by USSERA after termination of military leave), or during any period required to be treated as a leave of absence by virtue of any applicable and binding statute (such as the Family and Medical Leave Act of 1993, as amended), personnel policy, or employment agreement. Whether an authorized leave of absence constitutes termination of Continuous Service hereunder shall be determined by the Committee.

“Director” means each member of the Board of Directors of the Company.

“Disability” means (i) in the case of an Optionee who receives a Nonqualified Stock Option and whose employment arrangement with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of “Disability,” the meaning set forth in such agreement for “Disability” during the period that agreement remains in effect; and (ii) in all other cases, the term “Disability” as used in this Plan or any Option Document shall have the meaning set forth in Section 22(e)(3) of the Code.

“Employee” means any person, including officers, employed by the Company or a Subsidiary. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of a particular date, the value of the Common Stock determined as follows: (i) if the Common Stock is traded in a public market, then the Fair Market Value per share shall be, (A) if the Common Stock is listed on a national securities exchange or included in the NASDAQ Stock Market, the last reported sale price thereof on the relevant date (or if no Shares of Common Stock were traded on such date, the next preceding date on which the Common Stock was traded), or (B) if the Common Stock is not so listed or included, the average of the last reported “bid” and “asked” prices thereof on the relevant date (or if no Shares of Common Stock were traded on such date, the next preceding date on which the Common Stock was traded) as reported on the OTC Bulletin Board, or the Fair Market Value per share as determined by any other method adopted by the Committee from time to time as the Committee may deem appropriate or as may be required in order to comply with applicable laws and regulations; and (ii) at any

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time at which the Common Stock is not traded in a public market, then the Fair Market Value per share shall be determined by the Board, acting in good faith, and such determination shall be final and binding for all purposes of the Plan.

“Incentive Stock Option” or “ISO” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who either (i) is not a current Employee or officer of the Company or a Subsidiary and does not receive compensation directly or indirectly from the Company or a Subsidiary for services rendered as a consultant or in any capacity other than as a Director, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.

“Nonqualified Stock Option” means an Option that is not intended to qualify, or otherwise does not qualify, as an “incentive stock option” within the meaning of Section 422 of the Code.

“Option” means either an ISO or a Nonqualified Stock Option granted under the Plan.

“Option Document” means the document described in Section 7 of the Plan that sets forth the terms and conditions of an Option grant. Each Option Document shall be subject to the terms and conditions of the Plan.

“Optionee” means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated, or if applicable, such other person who holds an outstanding Option.

“Option Price” means the price at which Shares may be purchased upon exercise of an Option determined in accordance with Section 7(b) of the Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock of the Company that are the subject of Options.

“Subsidiary” means a corporation that is a subsidiary corporation with respect to the Company within the meaning of Section 424(f) of the Code.

“Ten Percent Shareholder” means an Employee who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Subsidiary.

3.	Administration of the Plan. The Plan shall be administered by the Board; however, the Board may designate a committee composed of two or more Non-Employee Directors to administer the Plan in its stead. Any such committee so designated by the Board to administer the Plan shall be constituted as necessary to comply with the legal requirements, if any, relating to the administration of the types of options granted under the Plan imposed by applicable corporate and securities laws, the Code and any stock exchange or national market system upon which the Common Stock is then listed or traded. Notwithstanding anything to the contrary contained in this Section 3, the Board shall constitute the Committee and administer the Plan with respect to Options granted to Non-Employee Directors.

(a)	Meetings. The Committee may hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

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(b)	Powers of Committee. The Committee shall have the power, subject to the express provisions of the Plan:

(i)	To determine from time to time which of the eligible persons under the Plan shall be granted Options; when and how each Option shall be granted; what type or combinations of types of Options shall be granted; the provisions of each Option granted, which need not be identical, including any terms of vesting of the Option and the price at which the Option shall be granted; and, the number of Shares subject to the Option.

(ii)	To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Document in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)	Generally, to exercise such other powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or any Options.

(iv)	The Committee may delegate to officers or employees of the Company or a Subsidiary the authority, subject to such terms as the Committee may determine, to perform administrative functions with respect to the Plan and Option Documents.

(c)	Exculpation. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to: (i) any breach of such member’s duty of loyalty to the Company or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (iii) acts or omissions that would result in liability under the circumstances described in the exclusions contained in Section 33-636(b)(4) of the Connecticut Stock Corporation Act, as amended; and (iv) any transaction from which the member derived an improper personal benefit.

(d)	Indemnification. Service on the Committee shall constitute service as a member of the Board of the Company. Each member of the Committee shall be entitled without further action on such person’s part to indemnity from the Company to the fullest extent provided by applicable law and the Company’s Certificate of Incorporation and/or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which such person may be involved by reason of such person’s being or having been a member of the Committee, whether or not such person continues to be a member of the Committee at the time of the action, suit or proceeding.

(e)	Effect of Committee Action. The Committee’s determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the Option Documents evidencing same) shall be made in its discretion and need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated. All determinations and interpretations made by the Committee shall be final, binding and conclusive on all persons, including without limitation, all Optionees and persons claiming rights from or through an Optionee.

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4.	Shares Subject to Plan. Subject to adjustment as provided in Section 9, the number of Shares that may be issued pursuant to Options shall not exceed, in the aggregate, 500,000 Shares. The Shares shall be issued from authorized and unissued or reacquired Common Stock, including Shares repurchased by the Company. If an Option shall for any reason expire or otherwise terminate without having been exercised in full for any reason, the Shares for which the Option was not exercised shall revert to, and may again become available for the grant of one or more Options under the Plan. No Options shall be granted under the Plan after June 30, 2016; provided, however, that all Options granted under the Plan prior to such date shall remain in effect until such Options have been exercised or terminated in accordance with the Plan and the terms of such Options.

5.	Eligibility.

(a)	Eligibility for Grant of Options. Nonqualified Stock Options shall be granted to Non-Employee Directors as set forth in Section 6, and may otherwise be granted to Non-Employee Directors at the discretion of the Committee. Nonqualified Stock Options and/or ISOs (or a combination thereof) may be granted to Employees of the Company or its Subsidiaries, at the discretion of the Committee.

(b)	Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an ISO unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant, and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)	Committee To Determine. The Committee, in its sole discretion, shall determine all questions of eligibility to receive Options under the Plan.

6.	Non-Employee Director Grants under the Plan. Notwithstanding any provision of the Plan to the contrary, each Non-Employee Director of the Company who was elected at the Company’s Annual Meeting of Shareholders held in 2003, 2004 or 2005, shall be granted a Nonqualified Stock Option to purchase 3,000 Shares of Common Stock upon approval of the Plan by the shareholders of the Company. Each Non-Employee Director of the Company who is elected by the shareholders of the Company at the Company’s Annual Meeting of Shareholders held in 2006 and in each year of election thereafter ending with the year 2015, shall be granted a Nonqualified Stock Option to purchase 5,000 Shares of Common Stock on the date so elected to the Board. Each Option granted pursuant to this Section 6 shall have an Option Term of five (5) years from the date it is granted and shall be first exercisable as to twenty-five percent (25%) of the Shares covered under the Option in each of years two through five of its term (each year commencing on the anniversary date of the grant).

7.	Option Documents and Terms. Each Option granted under the Plan shall be a Nonqualified Stock Option, unless the Option specifically shall be designated at the time of grant to be an ISO. If any Option designated as an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Nonqualified Stock Option for all purposes under the provisions of the Plan. Each Option granted pursuant to the Plan shall be evidenced by an Option Document in such form as the Committee shall from time to time approve, which Option Document shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require that are not inconsistent with the terms of the Plan.

(a)	Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option and the Options received may include

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Options that are intended to be ISOs and Options that are not intended to be ISOs, but only on the terms, and subject to the conditions and restrictions, of the Plan.

(b)	Option Price. Each Option Document shall state the Option Price applicable to the Option granted therein. Subject to the provisions of Section 5(b) with respect to a Ten Percent Shareholder granted an ISO, the exercise price of any Option, whether a Nonqualified Stock Option or an ISO, shall in no event ever be less than 100% of the Fair Market Value of the Shares subject to the Option on the date the Option is granted as determined by the Committee in accordance with this Section 7(b). Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)	Exercise. No Option shall be exercisable during the year ending on the first anniversary date of the granting of the Option. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and (unless the Shares are covered by a then current registration statement or a notification under Regulation A under the Securities Act) shall contain the Optionee’s acknowledgment in form and substance satisfactory to the Company that: (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act); (ii) the Optionee has been advised and understands that (A) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration; (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws and any other restrictions contained in the Plan and the applicable Option Document; and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (1) registration under federal or state securities laws, (2) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (3) the listing or inclusion of the Shares on any securities exchange or an automated quotation system, or (4) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

(d)	Medium of Payment. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Committee in its sole discretion, by one or more of the following methods. The Committee shall have authority to grant Options that do not entitle the Optionee to use all methods or that require prior written consent of the Company to use certain of the methods. The methods of payment of the Option price are:

(i)	cash or check payable in clearinghouse funds to the order of the Company;

(ii)	by delivery to the Company of other Shares of Common Stock which, unless otherwise determined by the Committee, have been held for more than six (6) months;

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(iii)	by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of the Shares with a Fair Market Value that does not exceed the Option price; provided, however, that the Company shall accept cash or other payment from the Optionee to the extent of any remaining balance of the aggregate Option price not so satisfied, provided further that the Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent so applied or withheld to satisfy tax withholding obligations pursuant to Section 11 below; or

(iv)	any other form of legal consideration that may be acceptable to the Committee.

(e)	Vesting. The total number of Shares subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on the satisfaction of certain performance criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

(f)	Termination of Options.

(i)	No Option shall be exercisable after the first to occur of the following:

(A)	Expiration of the Option term specified in the Option Document, which expiration shall occur no later than (1) ten (10) years from the date of grant, or (2) five (5) years from the date of grant of an ISO if the Optionee on the date of grant is a Ten Percent Shareholder;

(B)	Unless otherwise set forth in the Option Document, expiration of three (3) months from the date the Optionee’s Continuous Service terminates by reason of the Optionee’s retirement or Disability; provided however, that if the Optionee dies within such three-month period, any unexercised Option, to the extent to which it was exercisable at the time of his death, shall thereafter be exercisable for a period not exceeding fifteen (15) months from the date of his death;

(C)	Unless otherwise set forth in the Option Document, expiration of fifteen (15) months from the date Optionee’s Continuous Service terminates due to the Optionee’s death;

(D)	Unless otherwise set forth in the Option Document or in (E) below with respect to Non-Employee Director Options, upon the termination date of the Optionee’s Continuous Service in the event that the Optionee’s Continuous Service is terminated for any reason other than death, Disability or retirement; or

(E)	Notwithstanding (B) and (D) above, in the case of Options granted to Non-Employee Directors pursuant to Section 6 above, expiration of a period of thirty (30) days from the date the Optionee’s Continuous Service terminates; provided however, that if the Non-Employee Director dies within such thirty (30) days, any unexercised Option, to the extent to which it was exercisable at the time of his death, shall thereafter be exercisable for a period not exceeding fifteen (15) months from the date of his death; or

(F)	The date, if any, set by the Board of Directors or the Committee as an accelerated expiration date in the event of the liquidation or dissolution of the Company or a Change of Control.

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(ii)	Notwithstanding the foregoing, if an Optionee’s employment terminates by death, Disability or retirement after the first anniversary date of the granting of the Option and prior to an installment of his Option (other than the first installment) becoming exercisable and if there are no conditions to the next succeeding installment becoming exercisable other than the passage of time, his Option thereupon shall become exercisable with respect to a number of Shares (in addition to Shares covered by installments theretofore matured) equal to a pro rata portion of the Shares for which it would become exercisable upon the maturity of the next succeeding installment, such pro rata portion to be based upon the proportion which the number of full months in the period beginning with the maturity date of the next preceding installment and ending with such termination of his employment bears to the total number of full months in the period beginning with the maturity date of the next preceding installment and ending with the maturity date of the next succeeding installment.

(iii)	Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 7(f)(i)(A), provided that any change pursuant to this Subsection 7(f)(iii) which would cause an ISO to become a Nonqualified Stock Option may be made only with the consent of the Optionee.

(g)	Transferability of Options. Unless otherwise determined by the Committee with respect to a Nonqualified Stock Option, no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by the Optionee. Notwithstanding the foregoing, an Optionee may, by delivering written notice to the Company in form satisfactory to the Company, designate a third party who, in the event of the Optionee’s death, shall thereafter be entitled to exercise the Option.

(h)	Limitation on ISO Grants. To the extent that the aggregate Fair Market Value of the Shares of Common Stock (determined at the time the ISO is granted) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company or its Subsidiaries in which such Optionee has been granted ISOs exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options, notwithstanding any contrary provision of the applicable Option Document.

(i)	Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Option shall contain such provisions such that such Option will comply with the requirements of Section 409A of the Code. Such provisions, if any, shall be determined by the Committee and shall be set forth in the Option Document evidencing such Option.

(j)	Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

(k)	Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee’s consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 7(f)(i)(F) or Sections 8 and 9 of the Plan, as applicable.

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8.	Change of Control. Unless otherwise provided in an applicable Option Document, immediately following the consummation of a Change of Control, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by a successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of any agreement governing a Change of Control. If Options terminate and are not assumed in connection with a Change of Control, all holders of such Options shall receive the same consideration that shareholders receive upon such Change of Control to the extent that such Options are vested immediately prior to such Change of Control reduced by the Option price such Optionee would have had to pay upon the exercise of their respective Options and any applicable withholding taxes. The Committee may provide for full or partial vesting of any outstanding Option prior to a Change of Control in the applicable Option Document or by unilateral amendment to any such Option Document after the grant of any such Option.

9.	Adjustments on Changes in Capitalization. The aggregate number of Shares and class of Shares as to which Options may be granted hereunder, the number and class or classes of Shares covered by each outstanding Option and the Option price thereof shall be proportionately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or a recapitalization, reorganization or other capital adjustment (not including the issuance of Common Stock on the conversion or exchange of other securities of the Company which are convertible into or exchangeable for Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which will cause an ISO to lose its status as such without the consent of the Optionee, except in the case of any adjustment that may be deemed to have been made pursuant to a Change of Control under Section 8.

10.	No Commitment to Retain. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Subsidiary to retain the Optionee in the employ or service of the Company or a Subsidiary and/or as a member of the Company’s Board or in any other capacity, or interfere in any way with the right of the Company or a Subsidiary to terminate the services of an Optionee.

11.	Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to: (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares; or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company’s obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee’s compliance, to the Company’s satisfaction, with any withholding requirement. With the consent of the Committee, in its sole discretion, an Optionee may satisfy any such withholding obligations by (i) authorizing the Company to withhold sufficient Shares from the Shares otherwise issuable to Optionee as a result of the exercise of the Option, provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (ii) delivering to the Company other owned and unencumbered Shares of Common Stock.

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12.	Shareholder Rights. No Optionee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to an Option unless and until such Optionee has satisfied all requirements for exercise of the Option pursuant to its terms.

13.	Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Exchange Act) to satisfy the conditions of said Rule 16b-3 under the Exchange Act or its successors; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of said Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This Section shall not be applicable if no class of the Company’s equity securities is then registered pursuant to Section 12 of the Exchange Act.

14.	Amendment or Termination of the Plan. The Board may amend, suspend or terminate the Plan, but no such amendment or termination shall be made which would adversely affect any outstanding Options without the written consent of the affected Optionees. In addition, to the extent necessary to comply with Section 422 of the Code, Section 16b-3 under the Exchange Act or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed, the Corporation shall obtain shareholder approval of any Plan amendment or termination.

15.	Term of Plan and Effective Date.

(a)	Term of Plan. Unless sooner terminated by the Board pursuant to Section 14, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board; provided however, that all applicable provisions with respect to Options granted prior to such termination shall remain in effect until all the outstanding Options have been exercised or expired.

(b)	Effective Date. The Plan is effective as of September 28, 2006, the date on which the Plan was approved by the Board of Directors. The Plan is conditioned on the approval of the shareholders of the Company within twelve (12) months after the date the Plan was so adopted by the Board. No Options shall be granted under the Plan until the Plan is duly approved by the shareholders of the Company.

16.	Choice of Law. The law of the State of Connecticut shall apply to all matters relating to the construction, validity and interpretation of the Plan and the Options granted under the Plan, without regard to such state’s conflict of laws principles.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 and 2.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
Item 1 —	ELECTION OF DIRECTORS Nominees: Class whose term expires in 2009: 01 Michael H. Flynn 02 George R. Kabureck 03 Raymond M. Soto	☐	☐	Item 2 —	APPROVAL AND ADOPTION OF THE 2006 Stock Option Plan	☐	☐	☐

				Item 3 —	To transact in their discretion such other business as may properly come before the meeting, or any adjournment or postponement thereof.

WITHHELD FOR: (Write name(s) of nominee(s) below.)

Signature                                                            Signature                                                        Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Ù  FOLD AND DETACH HERE  Ù

Admission Ticket

Annual Meeting

of

BOLT TECHNOLOGY CORPORATION

Tuesday, November 21, 2006

10:00 a.m. EST

Doubletree Hotel

789 Connecticut Avenue

Norwalk, Connecticut 06854

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BOLT TECHNOLOGY CORPORATION

The undersigned hereby appoints Raymond M. Soto and Joseph Mayerick, Jr. proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Bolt Technology Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held November 21, 2006 or any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS SET FORTH ON THE REVERSE SIDE AND “FOR” ADOPTION OF THE 2006 STOCK OPTION PLAN.

(Continued, and to be marked, dated and signed, on the reverse side)

Address Change/Comments (mark the corresponding box on the reverse side)

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Ù  FOLD AND DETACH HERE  Ù

BOLT TECHNOLOGY CORPORATION	Annual Meeting of Stockholders November 21, 2006 at 10:00 a.m. EST Doubletree Hotel 789 Connecticut Avenue Norwalk, Connecticut 06854